Exhibit 8(g)(4): Amended Schedule A effective August 6, 1999 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.

                                  SCHEDULE A
                                  ----------

   Effective as of August 6, 1999, this Schedule A is hereby amended as follows:

----------------------------------------------------------------------------------------------------------------------
  Name of Separate Account and        Contracts
  Date Established by Board of        Funded by                                Designated Portfolios
            Directors                 Separate
                                       Account
----------------------------------------------------------------------------------------------------------------------
United of Omaha Life Insurance        6016L-0194            T. Rowe Price Equity Series, Inc.
                                                            ---------------------------------
Company                               6500L-0898            .   T. Rowe Price New America Growth Portfolio
Separate Account C                    6090L-0595            .   T. Rowe Price Personal Strategy Balanced Portfolio
Established December 1, 1993                                .   T. Rowe Price Equity Income Portfolio
(Variable Annuities)

                                                            T. Rowe Price Fixed Income Series, Inc,
                                                            ---------------------------------------
                                                            .   T. Rowe Price Limited Term-Bond Portfolio

                                                            T. Rowe Price International Series. Inc.
                                                            ----------------------------------------
                                                            .   T. Rowe Price International Stock Portfolio
----------------------------------------------------------------------------------------------------------------------
United of Omaha Life Insurance        6347L-0697            T. Rowe Price Equity Series, Inc,
                                                            ---------------------------------
Company                               6387L-1197            .   T. Rowe Price New America Growth Portfolio
Separate Account B                                          .   T. Rowe Price Personal Strategy Balanced Portfolio
Established August 27, 1996                                 .   T. Rowe Price Equity Income Portfolio
(Variable Life)
                                                            T. Rowe Price Fixed Income Series, Inc.
                                                            ---------------------------------------
                                                            .   T. Rowe Price Limited Term-Bond Portfolio

                                                            T. Rowe Price International Series. Inc.
                                                            ----------------------------------------
                                                            .   T. Rowe Price International Stock Portfolio
----------------------------------------------------------------------------------------------------------------------

     IN WITNESS WHEREOF, United of Omaha Life Insurance Company, T. Rowe Price Investment Services, Inc. and the undersigned Funds hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 6th day of May, 1994.

COMPANY:
--------

          UNITED OF OMAHA LIFE INSURANCE COMPANY
          By its authorized officer
          By:    /s/
                 ---------------------------------
                 Richard A. Witt
          Title: Senior Vice President
          Date:  August 17, 1999

UNDERWRITER:
------------

          T. ROWE PRICE INVESTMENT SERVICES, INC.
          By its authorized officer
          By:    /s/
                 ---------------------------------
          Title: Vice President
          Date:  August 6, 1999
FUNDS:
------

          T. ROWE PRICE EQUITY SERIES, INC.
          By its authorized officer
          By:    /s/
                 ---------------------------------
          Title: Vice President
          Date:  August 6, 1999

          T. ROWE PRICE INTERNATIONAL SERIES, INC.
          By its authorized officer
          By:    /s/
                 ---------------------------------
          Title: Vice President
          Date:  August 6, 1999

          T. ROWE PRICE INTERNATIONAL SERIES, INC.
          By its authorized officer
          By:    /s/
                 ---------------------------------

          Title: Vice President
          Date:  August 6, 1999

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